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                               EXHIBIT NO. 10.29












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                                  AVITAR, INC.
                             SUBSCRIPTION AGREEMENT

                THE SECURITIES OFFERED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (the "Act"), AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND ARE BEING OFFERED AND SOLD
                IN RELIANCE ON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF SAID ACT AND SUCH LAWS. THE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER SAID ACT AND SUCH LAWS PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM,
                THE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES COMMISSION OR ANY OTHER REGULATORY AUTHORITY, NOR HAVE ANY OF THE FOREGOING AUTHORITIES PASSED UPON OR ENDORSED THE MERITS OF THIS OFFERING OR THE ACCURACY OR ADEQUACY OF THE MEMORANDUM. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

        AGREEMENT, dated as of April 25, 1996 by and between Avitar, Inc., a Delaware corporation (The "Company"), and the undersigned investor (the "Purchaser").

                                  WITNESSETH:

        WHEREAS, the Company is seeking to raise up to $500,000 from a targeted group of potential investors;

        WHEREAS, in order to effectuate such financing, the Company is offering for sale shares of its common stock, par value $.01 (the "Common Stock"), in an aggregate amount up to $500,000 (the "Maximum Amount") with a minimum offering amount (the "Minimum Amount") of $100,000 (the "Offering");

        WHEREAS, the Company is making the Offering pursuant to Regulation D promulgated under the Securities Act of 1933, as amended; and

        WHEREAS, in order to comply with the requirements of Regulation D, the Company requires the Purchaser to make the representations, warranties and agreements contained herein to, and for the reliance of, the Company.

        NOW, THEREFORE, in consideration of the mutual agreements contained herein, and subject to the terms and conditions set forth herein, the Company and the Purchaser hereby agree as follows:



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                                                                               2

1. Subscription. The Purchaser, intending to be legally bound, hereby irrevocably agrees to purchase from the Company the number of shares of Common Stock (the "Shares") set forth on the signature page hereof, at a purchase price of $.____ per Share. The Purchaser hereby acknowledges and agrees that the minimum subscription amount for Shares is $____ (subject to the right of the Company, in its sole discretion, to reduce such minimum subscription amount).

2. Payment. The Purchaser encloses herewith a check payable to the order of, or will immediately make a wire transfer payment to, "Avitar, Inc." in the full amount of the purchase price of the Shares being subscribed for. To request wire transfer instructions, please contact Jay Leatherman, Jr., Chief Financial Officer of the Company, at (203) 234-7737. Such funds will be held for the Purchaser's benefit, and will be returned promptly, without interest, penalty, expense or deduction if this Subscription Agreement is not accepted by the Company, the Offering is terminated pursuant to its terms or by the Company, or the Minimum Amount of Shares is not sold.


3. Segregation of Funds. All payments made as provided in Section 2 hereof shall be held and kept segregated from its other funds by the Company until the earliest to occur of (a) the closing of the sale of the Minimum Amount of Shares (the "First Closing"), (b) the termination of the Offering by the Company or (c) June 30, 1996 unless extended by the Company to not later than August 31, 1996 (the "Termination Date"). The Company may continue to offer and sell the Shares and conduct additional closing(s) (each, a "Closing") for the sale of additional Shares after the First Closing and until the Termination Date, at such times and in such amounts as it, in its sole discretion, deems appropriate.

4. Acceptance of Subscription. The Purchaser understands and agrees that the Company, in its sole discretion, reserves the right to accept or reject this or any other subscription for Shares, in whole or in part and in any order, notwithstanding prior receipt by the Purchaser of notice of acceptance of this subscription. The Company shall have no obligation hereunder until the Company shall execute and deliver to the Purchaser an executed copy of this Subscription Agreement. If this subscription is rejected in whole or the Offering is terminated or the Minimum Amount is not raised, all funds received from the Purchaser will be returned without interest, penalty, expense or deduction, and this Subscription Agreement shall thereafter be of no further force or effect. If this subscription is rejected in part, the funds for the rejected portion of this subscription will be returned without interest, penalty, expense





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                                                                              3

        or deduction, and this Subscription Agreement will continue in full force and effect to the extent this subscription was accepted.

        The Company reserves the right to, in its sole discretion and without notice to the Purchaser or any other subscribers, increase or decrease the Minimum Amount and/or the Maximum Amount.

5. Representation, Warranties and Agreements of the Company. The Company hereby represents and warrants to the Purchaser, and covenants and agrees with the Purchaser, as follows:

        a. The Company has been duly organized, is validly existing and is in good standing under the laws of the State of Delaware.

        b. This Agreement and the issuance of the Shares have been duly authorized by the Company.

        c. The Company is in compliance in all material respects with the Federal securities laws applicable to the issuance of the Shares to the Purchaser; provided, however, that in making such representation and warranty, the Company is relying upon the truth and accuracy of the Purchaser's representations and warranties set forth in this Agreement.

        d. The Shares, when issued upon payment of the appropriate purchase price, will be validly issued, fully paid and nonassessable and free from preemptive rights.

        e. (i) The Common Stock is registered pursuant to Section 12(g) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"),
            (ii) the Company files periodic reports pursuant to the Exchange Act and has filed all reports required to be filed thereunder and (iii) the Common Stock is quoted on The Nasdaq Stock Market (SmallCap Market).

6. Representations, Warranties and Agreements of the Purchaser. The Purchaser hereby represents and warrants to the Company, and covenants and agrees with the Company, as follows:

        a. The Purchaser understands and acknowledges that none of the Shares offered by the Company pursuant to the Offering are registered under the Securities Act of 1933, as amended (the "Securities Act"), or any state securities laws. The Purchaser understands that the offering and sale of the Shares is intended to be exempt from registration under the Securities Act, by virtue of




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                                                                               4

   Section 4(2) and/or Section 4(6) thereof and the provisions of Regulation D promulgated thereunder, based, in substantial part, upon the representations warranties and agreements of the Purchaser contained in this Subscription Agreement.

b. The Purchaser and the Purchaser's attorney, accountant, purchaser representative and/or tax advisor, if any (collectively, the "Advisors") have received, or had made available to it, copies of the following documents of the Company (the "Disclosure Documents"): the Annual Report on Form 10-KSB of the Company for its fiscal years ended September 30, 1994 and 1995, the Quarterly Report on Form 10-QSB of the Company for the fiscal quarter ended December 31, 1995, and all other documents reasonably requested by the Purchaser. The Purchaser has carefully reviewed the Disclosure Documents and understands the information contained therein.

c. Neither the Securities and Exchange Commission ("Commission") nor any state securities commission has approved the Shares or the Offering, or passed upon or endorsed the merits of the Offering or confirmed the accuracy or determined the adequacy of this Subscription Agreement. This Subscription Agreement has not been reviewed by any Federal, state or other regulatory authority.

d. The Purchaser acknowledges that all documents, records, and books pertaining to an investment in the Shares have been made available for inspection by such Purchaser and the Advisors, if any.

e. The Purchaser and the Advisors, if any, have had a reasonable opportunity to ask questions of and receive satisfactory answers from a person or persons acting on behalf of the Company concerning the Offering, the Shares and the Company and all such questions have been answered to the full satisfaction of the Purchaser and the Advisors, if any.

f. In evaluating the suitability of an investment in the Company, the Purchaser has not relied upon any representation or other information (oral or written) other than as stated in this Subscription Agreement and/or as contained in the Disclosure Documents.

g. The Purchaser is unaware of, is no way relying on, and did not become aware of the Offering of the Shares through or as a result of any form of general solicitation or general advertising, including, without limitation, any article, notice, advertisement or other
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                                                                               5

     communication published in any newspaper, magazine or similar media or broadcast over television or radio, in connection with the Offering and is not subscribing for the Shares and did not become aware of the Offering through or as a result of any seminar or meeting to which the Purchaser was invited by, or any solicitation of a subscription by, a person not previously known to the Purchaser in connection with investments in securities generally.

h. The Purchaser has taken no action which would give rise to any claim by any person for brokerage commissions, finders' fees or the like relating to this Subscription Agreement or the transactions contemplated hereby.

i. The Purchaser, together with the Advisors, have such knowledge and experience in financial, tax, and business matters, and, in particular, investments in securities, so as to enable them to utilize the information made available to them in connection with the Offering to evaluate the merits and risks of an investment in the Shares and to make an informed investment decision with respect thereto.

j. The Purchaser is not relying on the Company or any of its officers, directors, employees or agents with respect to the legal, tax, economic and related considerations of an investment in the Shares, and the Purchaser has relied on the advice of, or has consulted with, only his own Advisors (if any).

k. The Purchaser is acquiring the Shares solely for such Purchaser's own account for investment and not with a view to resale or distribution thereof, in whole or in part. The Purchaser has no agreement or arrangement, formal or informal, with any person to sell or transfer all or any part of the Shares, and the Purchaser has no plans to enter into any such agreement or arrangement.

l. The Purchaser must bear the substantial economic risks of an investment in the Shares indefinitely because the Shares may not be sold, hypothecated or otherwise disposed of unless subsequently registered under the Securities
    Act and applicable state securities laws or an exemption from such registration is available. The Purchaser acknowledges that legends shall be placed on the Shares to the effect that they have not been registered under the Securities Act or applicable state securities laws and appropriate notations thereof will be made in the Company's stock books. Stop transfer instructions will be placed with the transfer agent of the Company.
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                                                                               6

m. The Purchaser has adequate means of providing for such Purchaser's current financial needs and foreseeable contingencies and has no need for liquidity of the investment in the Shares for an indefinite period of time.

n. The Purchaser is aware that an investment in the Shares involves a number of very significant risks and investment considerations.

o. The Purchaser meets the requirements of at least one of the suitability standards for an "accredited investor" under Regulation D promulgated under the Securities Act and as set forth on the Accredited Investor Certification contained herein.

p. The Purchaser: (i) if a natural person represents that the Purchaser has reached the age of 21 and has full power and authority to execute and deliver this Subscription Agreement and all other related agreements or certificates and to carry out the provisions hereof and thereof and has adequate means for providing for his or her current financial needs and anticipated future needs and possible personal contingencies and emergencies and has no need for liquidity in the investment in the Shares; (ii) if a corporation, partnership, limited liability company or partnership, association, joint stock company, trust, unincorporated organization or other entity represents that such entity was not formed for the specific purpose of acquiring the Shares, such entity is duly organized, validly existing and in good standing under the laws of the state of its organization, the consummation of the transactions contemplated hereby is authorized by, and will not result in a violation or breach of any law, regulation, agreement to which it is a party or is otherwise bound or of its charter or other organizational documents; such entity has full power and authority to execute and deliver this Subscription Agreement and all other related agreements or certificates and to carry out the provisions hereof and thereof and to purchase and hold the Shares; the execution and delivery of this Subscription Agreement has been duly authorized by all necessary action; this Subscription Agreement has been duly executed and delivered on behalf of such entity and is a legal, valid and binding obligation of such entity; and (iii) if executing this Subscription Agreement in a representative or fiduciary capacity, represents that it has full power and authority to execute and deliver this Subscription Agreement in such capacity and on behalf of the subscribing individual, ward, partnership, trust, estate, corporation, limited liability company or partnership, or other entity for whom the Purchaser is executing this Subscription Agreement, and such individual, ward, partnership, trust, estate,

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                                                                               7

   corporation, limited liability company or partnership, or other entity has full right and power to perform pursuant to this Subscription Agreement and make an investment in the Company, and that this Subscription Agreement constitutes a legal, valid and binding obligation of such entity. The execution and delivery of this Subscription Agreement will not violate or be in conflict with any order, judgment, injunction, agreement or document to which the Purchaser is a party or by which it is bound.

q. Any information which the Purchaser has heretofore furnished or furnishes herewith to the Company is complete and accurate and may be relied upon by the Company in determining the availability of an exemption from registration under Federal and state securities laws in connection with the Offering. The Purchaser will notify and supply corrective information to the Company immediately (and without a specific request therefor) upon the occurrence of any change therein occurring prior to the Company's issuance of the Shares.

r. The Purchaser has significant prior investment experience, including investment in non-registered securities. The Purchaser has a sufficient net worth to sustain a loss of its entire investment in the Company in the event such a loss should occur. The Purchaser's overall commitment to investments which are not readily marketable is not excessive in view of his/its net worth and financial circumstances and the purchase of the Shares will not cause such commitment to become excessive. The investment is a suitable one for the Purchaser.

s. No oral or written representations have been made, or oral or written information furnished, to the Purchaser in connection with the Offering which are in any way inconsistent with the information contained herein.

t. The Purchaser acknowledges that, even if the Maximum Amount is raised from the sale of the Shares, the net proceeds thereof will provide the Company with the funds to meet only its most immediate needs and that additional funds will be required by the Company (with the consequent dilution of value and/or ownership) through additional equity and/or debt financing(s), and no assurance can be given as to the availability, adequacy or terms of any such financing(s). In the event that the Company does not obtain the requisite funds, it may be necessary for the Company to reduce, suspend or cease certain of its operations. The Purchaser
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    acknowledges that the Company intends to use the net proceeds of the
    Offering for its working capital requirements.

u.  Blue Sky Information:

                          FOR RESIDENTS OF ALL STATES:

    THE SECURITIES OFFERED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND ARE BEING OFFERED AND SOLD IN RELIANCE ON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF SAID ACT AND SUCH LAWS. THE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER SAID ACT AND SUCH LAWS PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. THE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES COMMISSION OR ANY OTHER REGULATORY AUTHORITY, NOR HAVE ANY OF THE FOREGOING AUTHORITIES PASSED UPON OR ENDORSED THE MERITS OF THIS OFFERING OR THE ACCURACY OR ADEQUACY OF THE MEMORANDUM. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

                           FOR CONNECTICUT RESIDENTS:

    THE SECURITIES HAVE NOT BEEN REGISTERED UNDER SECTION 36-485 OF THE CONNECTICUT UNIFORM SECURITIES ACT AND THEREFORE CANNOT BE RESOLD UNLESS THEY ARE REGISTERED UNDER THE CONNECTICUT UNIFORM SECURITIES ACT OR UNLESS AN EXEMPTION FROM REGISTRATION IS AVAILABLE.

                          FOR PENNSYLVANIA RESIDENTS:

    THE SECURITIES REFERRED TO IN THIS SUBSCRIPTION AGREEMENT HAVE NOT BEEN REGISTERED UNDER THE PENNSYLVANIA SECURITIES ACT OF 1972 (THE "1972 ACT") AND PENNSYLVANIA RESIDENTS HEREBY AGREE NOT TO SELL OR OTHERWISE ATTEMPT TO CONVEY OR ASSIGN THEIR SECURITIES FOR ONE YEAR FROM THE DATE OF PURCHASE UNLESS THEIR SECURITIES ARE SUBSEQUENTLY REGISTERED UNDER THE 1972 ACT OR UNDER THE SECURITIES ACT OF 1933.

    UNDER PROVISIONS OF THE 1972 ACT, EACH PENNSYLVANIA RESIDENT SHALL HAVE THE RIGHT TO WITHDRAW HIS ACCEPTANCE WITHOUT INCURRING ANY LIABILITY TO THE SELLER, UNDERWRITER (IF ANY) OR ANY OTHER PERSON, WITHIN TWO BUSINESS DAYS FROM THE DATE OF RECEIPT BY THE ISSUER OF HIS WRITTEN BINDING
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                                                                              9

        CONTRACT OF PURCHASE OR, IN THE CASE OF A TRANSACTION IN WHICH THERE IS NO WRITTEN BINDING CONTRACT OF PURCHASE, WITHIN TWO BUSINESS DAYS AFTER HE MAKES THE INITIAL PAYMENT FOR THE SECURITIES BEING OFFERED.

                             FOR VERMONT RESIDENTS:

        EACH PERSON WHO ACCEPTS AN OFFER TO PURCHASE SECURITIES DIRECTLY FROM THE ISSUER OR AN AFFILIATE OF THE ISSUER SHALL HAVE THE RIGHT TO WITHDRAW HIS ACCEPTANCE WITHOUT INCURRING ANY LIABILITY TO THE SELLER, UNDERWRITER (IF ANY) OR ANY OTHER PERSON WITHIN THREE BUSINESS DAYS AFTER HE MAKES THE INITIAL PAYMENT FOR THE SECURITIES BEING OFFERED.

7. Indemnification. The Purchaser hereby agrees to indemnify and hold harmless the Company and its officers, directors, employees, agents, control persons and affiliates against all losses, liabilities, claims, damages, and expenses whatsoever (including, but not limited to, any and all expenses incurred in investigating, preparing, or defending against any litigation commenced or threatened) based upon or arising out of any actual or alleged false acknowledgment, representation or warranty, or misrepresentation or omission to state a material fact, or breach by the Purchaser of any covenant or agreement made by the Purchaser herein or in any other document delivered in connection with this Subscription Agreement.

8. Irrevocability; Binding Effect. The Purchaser hereby acknowledges and agrees that the subscription hereunder is irrevocable by the Purchaser, except as required by applicable law, and that this Subscription Agreement shall survive the death, disability or bankruptcy, as the case may be, of the Purchaser and shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, executors, administrators, successors, legal representatives, and permitted assigns. If the Purchaser is more than one person, the obligations of the Purchaser hereunder shall be joint and several and the agreements, representations, warranties, and acknowledgements herein shall be deemed to be made by and be binding upon each such person and such person's heirs, executors, administrators, successors, legal representatives, and permitted assigns.

9. Modification. This Subscription Agreement shall not be modified or waived except by an instrument in writing signed by the party against whom any such modification or waiver is sought.




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10.  Notices. Any notice or other communication required or permitted to be given hereunder shall be in writing and shall be mailed by certified mail, return receipt requested, or delivered against receipt to the party to whom it is to be given (a) if to the Company, at 556 Washington Avenue, North Haven, Connecticut 06473, Attn.: Peter P. Phildius, Chairman of the Board, or (b) if to the Purchaser, at the address set forth on the signature page hereof (or, in either case, to such other address as the party shall have furnished in writing in accordance with the provisions of this Section 10). Any notice or other communication given by certified mail shall be deemed given at the time of certification thereof, except for a notice changing a party's address which shall be deemed given at the time of receipt thereof.

11. Assignability. This Subscription Agreement and the rights, interests and obligations hereunder are not transferable, assignable or delegable by the Purchaser and the transfer or assignment of the Shares shall be made only in accordance with all applicable laws and this Subscription Agreement.


12. Applicable Law. This Subscription Agreement shall be governed by and construed in accordance with the laws of the State of New York without regard to its conflicts of laws principles. The Purchaser hereby irrevocably submits to the non-exclusive jurisdiction of any New York State court or United States Federal court sitting in New York County over any action or proceeding arising out of or relating to this Subscription Agreement or any agreement contemplated hereby, and the Purchaser hereby irrevocably agrees that all claims in respect of such action or proceeding may be heard and determined in such New York State or Federal court. The Purchaser further waives any objection to venue in such State and any objection to any action or proceeding in such State on the basis of a non-convenient forum. The Purchaser further agrees that any action or proceeding brought against the Company shall be brought only in New York State or United States Federal courts sitting in New York County. THE PURCHASER HEREBY AGREES TO WAIVE ITS RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS SUBSCRIPTION AGREEMENT OR ANY DOCUMENT OR AGREEMENT CONTEMPLATED HEREBY.

13. Blue Sky Qualification. The purchase of the Shares under this Subscription Agreement is expressly conditioned upon the exemption from registration and/or qualification of the offer and sale of the Shares from applicable Federal and State securities laws. The Company shall not be required to qualify this transaction under the securities laws of any jurisdiction and, should qualification be necessary, the Company

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             shall be released from any and all obligations to maintain the
             Offering, and may rescind any sale contracted, in the jurisdiction.

        14. Piggyback Registration. If, at any time commencing after the date hereof until such time as the purchaser has sold or otherwise disposed of the shares, the Company proposes to register any of its equity securities under the Act (other than in connection with a merger or consolidation or pursuant to a Registration Statement on Form S-8 or S-4 or comparable registration statement), it will give written notice, at least thirty (30) days prior to the filing of such registration, to the Purchaser of its intention to do so. If the Purchaser notifies the Company within twenty (20) days after receipt of any such notice of his/her desire to include the shares in such proposed registration statement, the Company shall, subject to the provisions set forth below, afford the Purchaser the opportunity to have such shares registered under such registration statement. If such registration statement is an underwritten registration, and the managing underwriters advise the Company that in their opinion the number of securities requested to be included in such registration exceeds the number which can be sold in such offering without materially adversely affecting such underwriters' ability to effect an orderly distribution of such securities, the Company will include in such registration first, the securities proposed to be sold thereunder and, second, all other securities having registration rights on a pro-rata basis. The Company shall have the right at any time thereafter to elect not to file any such proposed registration statement or to withdraw the same after filing but prior to the effective date thereof. The Company shall pay all such expenses relating to the registration except sales commissions attributable to these securities and except expenses incurred by the Purchaser such as counsel for the Purchaser. Such sales commissions and other expenses incurred by the Purchaser will be borne by the Purchaser.

        15. Use of Pronouns. All pronouns and any variations thereof used herein shall be deemed to refer to the masculine, feminine, neuter, singular or plural as the identity of the person or persons referred to may require.

        16.  Miscellaneous.

             a. This Agreement constitutes the entire agreement between the Purchaser and the Company with respect to the subject matter hereof and supersedes all prior oral or written agreements and understandings, if any, relating to the subject matter hereof. The terms and provisions of this Agreement may be waived, or consent for the departure therefrom granted, only by a written document





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                                                                             12

         executed by the party entitled to the benefits of such terms or provisions.

     b. The Purchaser's representations and warranties made in this Agreement shall survive the execution and delivery hereof and the sale and delivery of the Shares.

     c. Each of the parties hereto shall pay its own fees and expenses (including the fees of any attorneys, accountants, advisors, appraisers or others engaged by such party) in connection with this Agreement and the transactions contemplated hereby whether or not the transactions contemplated hereby are consummated.

     d. This Agreement may be executed in one or more counterparts each of which shall be deemed an original, but all of which shall together constitute one and the same instrument.

     e. Paragraph titles are for descriptive purposes only and shall not control or alter the meaning of this Subscription Agreement as set forth in the text.



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                                                                             13

                       Accredited Investor Certification
                       ---------------------------------
                        (Check the appropriate box(es))


/ /     (i)    I am a natural person who had individual income of more than
        $200,000 in each of the most recent two years or joint income with my spouse in excess of $300,000 in each of the most recent two years and reasonably expect to reach that same income level for the current year ("income", for purposes hereof, should be computed as follows: individual adjusted gross income, as reported (or to be reported) on a Federal income tax return, increased by (1) any deduction of long-term capital gains under section 1202 of the Internal Revenue Code of 1986, as amended (the "Code"), (2) any deduction for depletion under
        Section 611 et seg. of the Code, (3) any exclusion for interest under
        Section 103 of the Code and (4) any losses of a partnership as reported on Schedule E of Form 1040);

/ /     (ii)   I am a natural person whose individual net worth (i.e. total assets in excess of total liabilities), or joint net worth with my spouse, will at the time of purchase of the Shares be in excess of $1,000,000;

/ /     (iii)  The Purchaser is an investor satisfying the requirements of
        Section 501(a)(1), (2) or (3) of Regulation D promulgated under the Securities Act, which includes but is not limited to, a self-directed employee benefit plan where investment decisions are made solely by persons who are "accredited investors" as otherwise defined in Regulation D;

/ /     (iv)   The Purchaser is a trust, which trust has total assets in excess of $5,000,000, which is not formed the specific purpose of acquiring the Shares offered hereby and whose purchase is directed by a sophisticated person as described in Rule 506(b) (ii) of Regulation D and who has such knowledge and experience in financial and business matters that he is capable of evaluating the risks and merits of an investment in the Shares;

/ /     (v)    I am a director or executive officer of the Company; or

/ /     (vi)   The Purchaser is an entity (other than a trust) in which all of the equity owners meet the requirements of at least one of the above subparagraphs.

                          FOR MASSACHUSETTS RESIDENTS:

/ / My investment in the Shares does not exceed 25% of my and my spouse's joint net worth (excluding our principal residence and furnishings).



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IN WITNESS WHEREOF, the Purchaser has executed this Subscription Agreement this
_____ day of _________, 1996.


______________________  x  $___________   =   _________________________________
(Shares being purchased)    (Share Price)     Subscription (Minimum of $10,000)


If the purchaser is an INDIVIDUAL, and if purchased as JOINT TENANTS, as TENANTS IN COMMON, or as COMMUNITY PROPERTY:


____________________________________       ____________________________________
Print Name(s)                              Social Security Number(s)


____________________________________       ____________________________________
Signature(s) of Purchaser(s)


____________________________________       ____________________________________
Date                                       Address


If the purchaser is a PARTNERSHIP, CORPORATION, or TRUST:


____________________________________       ____________________________________
Name of Partnership, Corporation           Federal Taxpayer Identification
         or Trust                                    Number


____________________________________
Date


By:_________________________________       ____________________________________
Name:                                      State of Organization


Title:______________________________       ____________________________________
               Address

SUBSCRIPTION ACCEPTED AND AGREED TO this ____ day of __________, 1996.


AVITAR, INC.



By: ____________________________

Title: _________________________